                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-36960, No. 333-95759, No. 333-82889, No.
333-87337, No. 333-42344, and No. 333-34424.


                                                 /s/ Arthur Andersen LLP


Boston Massachusetts
May 8, 2002